Prospectus Supplement	251920	6/08
dated June 30, 2008

PUTNAM INTERNATIONAL EQUITY FUND Prospectus dated October 30, 2007

The third paragraph under Who oversees and manages the fund? – THE FUND’S INVESTMENT MANAGER is revised in its entirety to reflect the following:

Putnam Management and PIL have retained their affiliate, The Putnam Advisory Company, LLC ("PAC"), as a sub-adviser to manage a separate portion of the assets of the fund. Subject to the supervision of Putnam Management or PIL, as applicable, PAC is responsible for making investment decisions for the portion of the assets of the fund that it manages. Putnam Management or PIL, as applicable (and not the fund), pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average aggregate net asset value of the portion of the assets of the fund managed by PAC. Putnam Management and PIL have also retained PAC to provide investment recommendations with respect to a portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable (and not the fund), pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.10% of the average net asset value of the portion of the fund’s assets for which PAC is engaged to provide investment recommendations. PAC, which provides financial services to institutions and individuals through separately-managed accounts and pooled investment vehicles, has its headquarters at One Post Office Square, Boston, MA 02109.

-----------------------------------

The section Who oversees and manages the fund? – The principal managers of the fund is also supplemented to reflect that the members of the International Core Team primarily responsible for the day-to-day management of the fund’s portfolio are now Joshua Byrne (Portfolio Leader), Simon Davis (Portfolio Leader), Alan McCormack (Portfolio Member) and Michael Scafati (Portfolio Member).

Positions held by Messrs. Byrne and Davis over the past five years and their respective fund holdings are set forth in the prospectus.

Mr. McCormack joined the portfolio team for the fund in June, 2008. Since November 2006, he has been employed by Putnam Investments Limited, as a Portfolio Manager. Prior to January 2006, he was employed by Citigroup Inc. as Head of Global Quantitative Analysis. He owned no shares of any Putnam fund as of May 30, 2008.

Mr. Scafati joined the portfolio team for the fund in June, 2008. Since 1993, he has been employed by Putnam Management, currently, as a Portfolio Manager and previously as a Portfolio Construction Specialist. He owned shares of this fund valued at between $50,001-$100,000 as of May 30, 2008. Mr. Scafati owned shares in all Putnam funds valued at between $500,001-$1,000,000 as of May 30, 2008.